UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 21, 2020

ADAMIS PHARMACEUTICALS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26372	82-0429727
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11682 El Camino Real, Suite 300 San Diego, CA	92130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 997-2400

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into Material Definitive Agreement

On February 21,2020, Adamis Pharmaceuticals Corporation (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain accredited institutional investors (the “Purchasers”) pursuant to which the Company agreed to issue to the Purchasers, in a registered direct offering and concurrent private placement, 11,600,000 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”), and warrants to purchase 8,700,000 shares of Common Stock (the “Warrants”) with an exercise price of $0.70 per share. The negotiated combined purchase price for one Share and 0.75 Warrant will be $0.58. The Company expects to receive aggregate gross proceeds in the offering of approximately $6,700,000, before deducting fees to the placement agent and other estimated offering expenses payable by the Company. The Shares are being offered by the Company pursuant to an effective shelf registration statement on Form S-3 (Registration No. 333-226100) filed with the Securities and Exchange Commission (the “SEC”) on July 9, 2018 and declared effective by the SEC on July 18, 2018 (the “Registration Statement”), as supplemented by a prospectus supplement.  The Warrants and the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”) were issued in a concurrent private placement and have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are instead being offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act and Rule 506(b) promulgated thereunder. The Warrants will be exercisable commencing on the later of (i) six months from the date of issuance or (ii) the date that the Company’s stockholders approve a reverse stock split or an increase in the number of authorized shares of Common Stock of the Company in an amount sufficient to permit the exercise in full of all of the Warrants (each, a “Capital Event”), and will expire five years after they become exercisable. The Securities Purchase Agreement contains customary representations, warranties and agreements by us and customary conditions to closing. The closing of the offering is expected to take place on February 25, 2020, subject to customary closing conditions.

Pursuant to the terms of the Purchase Agreement, the Company has agreed that it will not issue (or enter into any agreement to issue) any shares of Common Stock or Common Stock equivalents and will not file any registration statements, in each case subject to certain exceptions, until 75 days following the closing of the offering (and in the case of variable rate securities, until 60 days following a Capital Event).

The exercise price of the Warrants and the Warrant Shares will be subject to adjustment in the event of any stock dividends and splits, reverse stock split, recapitalization, reorganization or similar transaction, as described in the Warrants. The Warrants will be exercisable on a “cashless” basis in certain circumstances.

The Company has agreed to file a registration statement to register the resale of the Warrant Shares following a Capital Event and to use commercially reasonable efforts to obtain effectiveness of such registration statement. If no effective registration statement is available to register the Common Stock issuable upon the exercise of the Warrants, the holders may exercise the Warrants by means of a “cashless exercise.” The Purchasers have agreed not to resell or distribute the Warrants or the Warrant Shares to the public except pursuant to an effective registration statement under the Securities Act or an exemption thereto.

Maxim Group LLC acted as the sole placement agent (the “Placement Agent”) on a “reasonable best efforts” basis, in connection with the offering. A copy of the Placement Agency Agreement, dated as of February 20, 2020, by and between the Company and the Placement Agent is attached hereto as Exhibit 10.2 and incorporated herein by reference (the “Placement Agency Agreement”). Pursuant to the Placement Agency Agreement, the Placement Agent will be entitled to a cash fee of 6% of the gross proceeds paid to the Company for the securities sold in the offering and reimbursement of certain out-of-pocket expenses. The Placement Agency Agreement contains customary representations, warranties and agreements by us and customary conditions to closing. We have agreed to indemnify the Placement Agent against certain liabilities, including liabilities under the Securities Act, and liabilities arising from breaches of representations and warranties contained in the Placement Agency Agreement, or to contribute to payments that the Placement Agent may have to make regarding those liabilities.

The provisions of the Placement Agency Agreement, Securities Purchase Agreement and Warrants, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreement and are not intended as a document for investors or the public to obtain factual information about the current state of affairs of the parties to that document. Rather, investors and the public should look to other disclosures contained in our filings with the SEC.

The foregoing summaries of the offering, the securities to be issued in connection therewith, the Purchase Agreement, the Placement Agency Agreement and the Warrants do not purport to be complete and are qualified in their entirety by reference to the definitive transaction documents, copies of which are attached hereto as Exhibits 10.1, 10.2 and 4.1, respectively, and are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities

Please see the disclosure regarding the Warrants and the Warrant Shares set forth under Item 1.01, which is incorporated by reference into this Item 3.02.

Item 8.01. Other Events

On February 21, 2020, the Company issued a press release regarding the transaction described in Item 1.01, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

  On February 19, 2020, the Company issued a press release providing an update on its New Drug Application (“NDA”) resubmission process and the Company’s recent Type A meeting with the U.S. Food and Drug Administration (“FDA”) regarding its NDA for its ZIMHI high-dose naloxone injection product for the treatment of opioid overdose, the FDA’s complete response letter (“CRL”) previously delivered to the Company, and the Company’s responses to the CRL. A copy of the Company’s press release is attached hereto as exhibit 99.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed herewith:

Exhibit Number	Description

4.1	Form of Warrant
5.1	Opinion of Weintraub Tobin Chediak Coleman Grodin
10.1	Form of Securities Purchase Agreement
10.2	Placement Agency Agreement
23.1	Consent of Weintraub Tobin Chediak Coleman Grodin (included in Exhibit 5.1)
99.1	Press Release dated February 21, 2020
99.2	Press Release dated February 19, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMIS PHARMACEUTICALS CORPORATION

Dated: February 21, 2020	By:	/s/ Robert O. Hopkins
	Name:	Robert O. Hopkins
	Title:	Chief Financial Officer